UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               _________________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                      January 13, 2005 (January 12, 2005)

                                Friedman's Inc.
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                      0-22356                  58-20583
------------------------------------------------------------------------------
(State or Other Jurisdiction        (Commission File          (IRS Employer
      of Incorporation)                 Number)            Identification No.)


                             171 Crossroads Parkway
                            Savannah, Georgia 31422
                    (Address of Principal Executive Offices)

                                 (912) 233-9333
              (Registrant's telephone number, including area code)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]  Written communications pursuant to Rule 425
     under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 \ under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01         Other Events.

         On January 12, 2005, Friedman's Inc. ("Friedman's" or the "Company") issued a press release announcing, among other things, that its senior lenders have limited funding to a discretionary basis under the Company's senior credit facility and that the Company is currently conducting a review of various available strategic alternatives, including seeking judicial relief in a chapter 11 reorganization. The text of the press release is included as Exhibit
99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item.

         Peter Thorner has resigned as a member of the Board of Directors of the Company effective January 12, 2005. In his resignation letter Mr. Thorner cited the substantial time commitment required for service as a director of the Company as the reason for his resignation.

ITEM 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

         The following exhibits are filed as part of this report:

Exhibit
Number                Description
------------          -----------------------------------------
Exhibit 99.1          Press release dated January 12, 2005

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            FRIEDMAN'S INC.


Date: January 13, 2005                      By: /s/ C. Steven Moore
                                                C. Steven Moore
                                                Chief Administrative Officer
                                                and General Counsel

                                 EXHIBIT INDEX

Exhibit
Number                Description
Exhibit 99.1          Press release dated January 12, 2005